SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 17, 2003

Commission file number: 0-10140

CVB Financial Corp.
Incorporated pursuant to the Laws of California

Internal Revenue Service - Employer Identification No. 95-3629339

701 North Haven Avenue, Ontario, California 91764
(909) 980-4030

Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets

Not Applicable

Item 3.	Bankruptcy or Receivership

Not Applicable

Item 4.	Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.	Other Events

Not Applicable

Item 6.	Resignations of Registrant's Directors

Not Applicable

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

Exhibit 99 Press Release, dated April 16, 2003

Item 8.	Change in Fiscal Year

Not Applicable

Item 9.	Regulation FD Disclosure

On April 16, 2003, CVB Financial Corporation issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CVB Financial Corp.

Date: April 17, 2003	By: /s/ D. Linn Wiley
D. Linn Wiley
President and Chief Executive Officer

Exhibit Index

Exhibit 99	Press Release, dated April 16, 2003